SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 2, 2015

      CONTANGO ORE, INC
(Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-54136 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925
Houston, Texas	77098
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 877-1311

                                                Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Contango ORE, Inc. completed a competitive process to determine the independent registered public accounting firm for the fiscal year ending June 30, 2016 for Contango ORE, Inc. and its subsidiary, Peak Gold, Inc. (together, the “Company”).  As a result of this process, on October 15, 2015, the Committee approved the engagement of Hein & Associates LLP (“Hein”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.  On November 2, 2015, the Company informed Hein of the Committee’s decision.  On November 2, 2015, the Company informed BDO USA, LLP (“BDO”) that the Company engaged a new independent registered public accounting firm.

The report from BDO on the Company’s consolidated financial statements for the fiscal year ended June 30, 2015 and the report from UHY LLP (“UHY”) on the Company’s consolidated financial statements for the fiscal year ended June 30, 2014 do not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles generally accepted in the United States of America (“GAAP”).

During the Company’s two most recent fiscal years ended June 30, 2015 and June 30, 2014, and through the date hereof, there were (1) no disagreements with BDO or UHY, respectively, on any matter of GAAP or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO or UHY, respectively, would have caused BDO or UHY to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided both BDO and UHY with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that each of BDO and UHY furnish the Company with a letter addressed to the SEC stating whether or not either BDO and UHY agree with the above statements.  The letters from both BDO and UHY is filed with this Current Report on Form 8-K as Exhibits 16.1 and 16.2.

(b)
As set forth above, the Committee approved the engagement of Hein as the Company’s new independent registered public accounting firm.  On November 2, 2015, the Company formally engaged Hein as its independent registered public accounting firm.

During the Company’s two most recent fiscal years ended June 30, 2015 and June 30, 2014, and during the subsequent interim period through November 2, 2015, neither the Company, nor anyone on its behalf, has consulted Hein with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission dated November 4, 2015.

16.2	Letter from UHY LLP to the Securities and Exchange Commission dated November 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, Inc.

By: /s/ Leah Gaines Name: Leah Gaines Title: Vice President and Chief Financial Officer

Dated: November 4, 2015